UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): August 1, 2016

Symantec Corporation

(Exact Name of Registrant as Specified in Charter)

Delaware	000-17781	77-0181864
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

350 Ellis Street, Mountain View, CA	94043
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code (650) 527-8000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This amendment is being filed to amend and supplement Item 9.01 of the Current Report on Form 8-K filed by Symantec Corporation (“Symantec”) on August 1, 2016 to include the historical audited and unaudited financial statements of Blue Coat, Inc. (“Blue Coat”), the business acquired, and the unaudited Pro Forma Condensed Combined Financial Statements required by Article XI of Regulation S-X.

Item 9.01. Financial Statements and Exhibits

(a)	Financial Statements of Business Acquired

The unaudited Condensed Consolidated Financial Statements of Blue Coat as of July 31, 2016 and for the three months ended July 31, 2016, and the notes related thereto are filed as Exhibit 99.01 to this amendment and are incorporated in their entirety herein by reference.

The audited Consolidated Financial Statements of Blue Coat as of April 30, 2015 (predecessor) and April 30, 2016 (successor), and for the years ended April 30, 2014 (predecessor), April 30, 2015 (predecessor) and periods May 1, 2015 to May 22, 2015 (predecessor) and May 23, 2015 to April 30, 2016 (successor), and the notes related thereto, contained in pages F-1 to F-48 of Blue Coat’s Registration Statement on Form S-1/A (No. 333- 211786) filed with the Securities and Exchange Commission (the “SEC”) on June 7, 2016, are filed as Exhibit 99.02 to this amendment and are incorporated herein by reference.

(b)	Pro Forma Financial Information

The Company’s unaudited Pro Forma Condensed Combined Financial Statements for the year ended April 1, 2016 and as of and for the three months ended July 1, 2016, and the notes related thereto are filed as Exhibit 99.03 to this amendment and are incorporated in their entirety herein by reference.

(d)	Exhibits

Exhibit Number	Exhibit Title or Description

23.01	Consent of Independent Registered Public Accounting Firm, with respect to Blue Coat for the successor period.

23.02	Consent of Independent Registered Public Accounting Firm, with respect to Blue Coat for the predecessor period.

99.01	Unaudited Condensed Consolidated Financial Statements of Blue Coat as of July 31, 2016 and for the three months ended July 31, 2016, and the notes related thereto.

99.02	Audited Consolidated Financial Statements of Blue Coat as of April 30, 2015 (predecessor) and April 30, 2016 (successor), and for the years ended April 30, 2014 (predecessor), April 30, 2015 (predecessor) and periods May 1, 2015 to May 22, 2015 (predecessor) and May 23, 2015 to April 30, 2016 (successor), and the notes related thereto.

99.03	Unaudited Pro Forma Condensed Combined Financial Statements of Symantec for the year ended April 1, 2016, and as of and for the three months ended July 1, 2016, and the notes related thereto.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Symantec Corporation

Date: October 5, 2016	By:	/s/ THOMAS J. SEIFERT
Thomas J. Seifert
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Exhibit Title or Description

23.01	Consent of Independent Registered Public Accounting Firm, with respect to Blue Coat for the successor period.

23.02	Consent of Independent Registered Public Accounting Firm, with respect to Blue Coat for the predecessor period.

99.01	Unaudited Condensed Consolidated Financial Statements of Blue Coat as of July 31, 2016 and for the three months ended July 31, 2016, and the notes related thereto.

99.02	Audited Consolidated Financial Statements of Blue Coat as of April 30, 2015 (predecessor) and April 30, 2016 (successor), and for the years ended April 30, 2014 (predecessor), April 30, 2015 (predecessor) and periods May 1, 2015 to May 22, 2015 (predecessor) and May 23, 2015 to April 30, 2016 (successor), and the notes related thereto.

99.03	Unaudited Pro Forma Condensed Combined Financial Statements for the year ended April 1, 2016, and as of and for the three months ended July 1, 2016, and the notes related thereto.